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                         ONE GROUP(R) INVESTMENT TRUST

                     SUPPLEMENT DATED NOVEMBER 3, 2003 TO
                     ONE GROUP INVESTMENT TRUST PROSPECTUS
                               DATED MAY 1, 2003

The following replaces the text under "The Portfolio Managers" on page 42 of the Prospectus:

The Bond Portfolios (and the fixed income portion of the Balanced Portfolio) are managed by a team of portfolio managers and research analysts. The portfolio managers work together to establish general duration, sector and yield curve strategies for the Portfolios. Each team member makes recommendations about securities to be purchased and sold in the Portfolios. The research analysts provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objectives of the Portfolios.

   Bond Portfolio. Douglas Swanson is the portfolio manager for the Bond Portfolio, as well as the leader of the Taxable Bond Team. Prior to joining Banc One Investment Advisors in 1998, Mr. Swanson was a First Vice President at First Chicago NBD Corporation, where he was responsible for managing government and corporate securities. During the same period, Mr. Swanson also managed several series of the Pegasus Funds.

   Government Bond Portfolio. Michael Sais, CFA, is the portfolio manager for the Government Bond Portfolio. Mr. Sais has been a member of the team managing this Portfolio since 1994. Prior to joining Banc One Investment Advisors in 1994, Mr. Sais held investment management positions at Valley National Bank in Phoenix, Arizona, PriMerit in Las Vegas, Nevada, and Citibank.

   Balanced Portfolio. Scott Grimshaw, CFA, is the portfolio manager for the fixed income portion of the Balanced Portfolio. From 1994 to 2003, Mr. Grimshaw was a member of the team managing this Portfolio.

The Equity Portfolio, other than the Equity Index Portfolio, are managed by portfolio managers teamed with growth, blend or value style analysts. The teams meet regularly to discuss industry conditions and trends, individual stocks, the market and the economy. The research analysts provide in-depth industry analysts and recommendations, while portfolio managers determine strategy, industry weightings, Portfolio holdings and cash positions.

   Balanced Portfolio and Diversified Equity Portfolio. Michael Weiner, CFA, is the portfolio manager for the Diversified Equity Portfolio and the equity portion of the Balanced Portfolio and serves as leader of the Diversified Strategies Team. Mr. Weiner joined Banc One Investment Advisors in 1994 after serving as Director, U.S. Equities for DuPont Pension Fund Investments in Wilmington, Delaware from 1992 to 1994. Before joining DuPont, Mr. Weiner served as an equity analyst for NCNB.

   Large Cap Growth Portfolio. Carol R. Miller, CFA, is the portfolio manager for the Large Cap Growth Portfolio, as well as the leader of the Growth Team. In addition to the Large Cap Growth Portfolio, the Growth Team is responsible for the Mid Cap

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   Growth Portfolio. Prior to joining Banc One Investment Advisors in 2003, Ms.
   Miller was a director of equity securities at Nationwide Insurance from 1999 to 2003. From 1993 to 1999, Ms. Miller was a senior portfolio manager at State Teachers Retirement System of Ohio, where she managed mid cap and large cap portfolios.

   Mid Cap Growth Portfolio. Richard Jandrain, Chief Investment Strategist for Banc One Investment Advisors, is the portfolio manager for the Mid Cap Growth Portfolio. Mr. Jandrain assumed both positions in 2003. From the founding of Banc One Investment Advisors in 1992 to 2003, Mr. Jandrain was the Chief Investment Officer (Equity Securities) for Banc One Investment Advisors.

   Diversified Mid Cap Portfolio. Frank Korth, CFA, is the portfolio manager for the Diversified Mid Cap Portfolio, a position he assumed in 2003. From 2000 to 2003, Mr. Korth was a member of the team managing the Diversified Equity Portfolio, the Diversified Mid Cap Portfolio and the Balanced Portfolio. Before joining Banc One Investment Advisors in 2000. Mr. Korth was Director of Equity Growth at National City Bank in Cleveland, Ohio. From 1990 to 1997, Mr. Korth served as Senior Vice President and portfolio manager at Zurich Kemper in Chicago.

   Mid Cap Value Portfolio. Timothy Drake, CFA, is the portfolio manager for the Mid Cap Value Portfolio. Prior to assuming this position in 2003, Mr. Drake was an analyst following companies in the consumer non-durables sector from 1992 to 2003. Prior to joining Banc One Investment Advisors in 1992, Mr. Drake was an equity research analyst at National City Bank in Cleveland.


                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE